UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(917) 289-1117

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 15, 2023, Eyenovia, Inc. (the “Company”), entered into a license agreement (the “License Agreement”) with Formosa Pharmaceuticals, Inc. (“Formosa”). Pursuant to the License Agreement, Formosa granted to the Company an exclusive sublicensable license to commercialize, in the United States and its territories and possessions (including the District of Columbia and Puerto Rico) (the “Territory”), any product related to a novel formulation of Clobetasol Proprionate (Clobetasol Proprionate Ophthalmic Nanosuspension, 0.05%) (the “Licensed Product”), which is currently under review by the U.S. Food and Drug Administration (the “FDA”), for ophthalmic use for inflammation and pain after ocular surgery and supplemental disease indications, if any, associated with the New Drug Application for the Licensed Product. The Company has agreed to use commercially reasonable efforts to launch, at its own expense, the Licensed Product in the United States within a specified time frame following FDA approval and to commercialize the Licensed Product in the Territory.

Formosa will initially be the sole supplier of the Licensed Product to the Company and its affiliates and sublicensees in the Territory. Pursuant to the License Agreement, the Company and Formosa expect to enter into separate supply, pharmacovigilance and quality agreements related to the Licensed Product.

In connection with the Company’s entry into the License Agreement, the Company is required to pay Formosa $2 million within 45 days of the effective date of the agreement, with half to be paid in cash, and the other half to be in the form of 487,805 shares of the Company’s common stock. Under the License Agreement, the Company has also agreed to pay Formosa up to $4 million upon the achievement of certain development milestones and up to $80 million upon the achievement of certain sales milestones.

The License Agreement will remain effective for ten years after the first commercial sale of a Licensed Product unless earlier terminated. Either party may terminate the License Agreement if (a) the other party is in material breach of the agreement, subject to a cure period, where applicable, or (b) the other party is insolvent or becomes subject to a bankruptcy or insolvency petition or proceeding. The Company may terminate the License Agreement (i) on written notice to Formosa if a material unexpected or new safety concern is reported and is deemed uncured or uncurable after a specified period, or (ii) on written notice to Formosa if approval of the Licensed Product by the FDA is revoked after issuance, subject to certain determination and cure requirements. Formosa may terminate the License Agreement (x) if the Company undergoes a change of control and the surviving entity is engaged in a competing regulatory program, with such termination to become effective 120 days after notice is given or at any time after the change of control has occurred and commercialization of the Licensed Product has ceased, (y) if, following the first commercial sale of the Licensed Product, certain specified net sales and annual unit sales figures are not achieved, with termination to become effective 120 days after notice is given, or (z) upon the termination of the supply agreement that the Company and Formosa expect to enter into. The License Agreement may also be terminated by the Company and Formosa upon mutual agreement. The Company and Formosa each agreed to indemnify the other party against certain third-party claims.

A copy of the License Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023.

Forward-Looking Statements

Except for historical information, all the statements, expectations and assumptions contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements relating to the Company’s future activities or other future events or conditions, including statements regarding the development, supply and commercialization of the Licensed Product. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which the Company files with the U.S. Securities and Exchange Commission.

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, the Company does not undertake any obligation to update any forward-looking statements.

Item 7.01.	Regulation FD Disclosure.

On August 16, 2023, the Company issued a press release announcing entry into the License Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on August 16, 2023, the Company began using an updated corporate presentation with various investors and analysts. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated August 16, 2023.
99.2	Eyenovia, Inc. updated corporate presentation, dated August 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: August 16, 2023	/s/ John Gandolfo
John Gandolfo
Chief Financial Officer